SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                SUN BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X] No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

          (5)   Total fee paid:
--------------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount previously paid:
--------------------------------------------------------------------------------

          (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

          (3)   Filing Party:
--------------------------------------------------------------------------------

          (4)   Date Filed:
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
                               Sun Bancorp, Inc.



April 17, 2001

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Sun Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Wingate Inn, 2196 West Landis Avenue, Vineland, New Jersey, on May 17, 2001, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of the Company's independent auditor, Deloitte & Touche LLP, will be present to respond to any questions shareholders may have.

         At the Annual Meeting, shareholders will vote upon the election of nine directors of the Company. The Board of Directors unanimously recommends a vote "FOR" the election of the nominees for director, as described in the accompanying Notice of Annual Meeting and Proxy Statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. YOUR VOTE IS VERY IMPORTANT.

                                                    Sincerely,


                                                    /s/Bernard A. Brown
                                                    ----------------------------
                                                    Bernard A. Brown
                                                    Chairman of the Board


P.O. Box 849 o 226 Landis Avenue o Vineland, New Jersey 08360 o (856) 691-7700

--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 17, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sun Bancorp, Inc. (the "Company"), will be held at the Wingate Inn, 2196 West Landis Avenue, Vineland, New Jersey on May 17, 2001, at 2:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of nine directors of the Company; and

2. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposal at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on April 2, 2001 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, SHAREHOLDERS WHOSE SHARES ARE NOT REGISTERED IN THEIR OWN NAME WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Sidney R. Brown
                                              ----------------------------------
                                              Sidney R. Brown
                                              Secretary


Vineland, New Jersey
April 17, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 17, 2001

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the "Company") to be used at the 2001 Annual Meeting of Shareholders of the Company which will be held at the Wingate Inn, 2196 West Landis Avenue, Vineland, New Jersey, on May 17, 2001, 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Shareholders, form of proxy, Annual Report and this Proxy Statement are being first mailed to the Company's shareholders entitled to notice of, and to vote at the Meeting, on or about April 17, 2001.

         At the Meeting, shareholders will consider and vote upon (i) the election of nine directors, and (ii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where a nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Shareholders of record as of the close of business on April 2, 2001 (the "Record Date") are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held.

         As of the Record Date, the Company had 9,810,005 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors allows a shareholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for any or all of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, or
(ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as set forth in the following table, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                 Percent of Shares of
                                          Amount and Nature of       Common Stock
Name and Address of Beneficial Owner      Beneficial Ownership       Outstanding
------------------------------------      --------------------   --------------------
Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360                    3,455,698(1)                31.54%

All directors and executive officers
    of the Company as a group                 4,688,509(2)                41.95%

--------------------
(1) Includes shares of Common Stock held directly as well as by spouse or minor children, in trust and other indirect ownership, over which shares the individual effectively exercise sole voting and investment power, unless otherwise indicated. Includes 1,147,659 shares of Common Stock that can be acquired pursuant to options that are exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation."
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 1,366,657 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock. See "Director and Executive Officer Compensation."

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General Information

         The entire Board of Directors is to be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until his or her successor has been duly elected and qualified. Each nominee is currently a member of the Board of Directors other than Alfonse M. Mattia and John D. Wallace. All members of the current Board of Directors are nominees.

         It is intended that the proxies solicited by the Board will be voted for the election of each of the named nominees unless otherwise specified. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth information with respect to the directors and nominees and certain executive officers of the Company, including their names, ages, the years they first became directors or executive officers of the Company, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Record Date.

                                                                Year First     Shares of Common   Percent
                                                                Elected or    Stock Beneficially     of
           Name            Age (1)           Position           Appointed          Owned (2)       Class
           ----            -------           --------           ---------          ---------       -----
Thomas A. Bracken             53    Director, President and        2001             20,000           *
                                    Chief Executive Officer

Bernard A. Brown (3)          76    Chairman of the Board          1985          3,455,698 (4)     31.54%

Ike Brown (3)                 46    Director                       1998            261,501          2.67%

Jeffrey S. Brown (3)          41    Director                       1999            242,327          2.47%

Sidney R. Brown (3)           43    Vice Chairman,                 1990            311,774 (5)      3.13%
                                    Treasurer, Secretary

Peter Galetto, Jr.            47    Director                       1990             87,287           *

Anne E. Koons (3)             48    Director                       1990            212,580          2.17%

Alfonse M. Mattia             59    Nominee                         N/A             16,500           *

John D. Wallace               67    Nominee                         N/A              1,000           *


                    CERTAIN EXECUTIVE OFFICERS OF THE COMPANY

Dan A. Chila                  52    Executive Vice President           2000          2,625 (6)       *
                                       and CFO
James S. Killough             60    Executive Vice President           1997         40,646 (7)       *

Bart A. Speziali              50    Executive Vice President           1992         36,570 (8)       *

--------------
*    Less than 1%.
(1)  At December 31, 2000.
(2) Includes shares held directly by the individual as well as by such individual's spouse, shares held in trust and in other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power.
(3) Ike Brown, Sidney R. Brown, Anne E. Koons and Jeffrey S. Brown are the children of Bernard A. Brown.
(4) Includes 1,147,659 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(5) Includes 143,370 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(6) Includes 2,625 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(7) Includes 38,138 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(8) Includes 34,875 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.

Biographical Information

         Directors and Executive Officers of the Company. The principal occupation of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Thomas A. Bracken joined the Company as President and Chief Executive Officer in February 2001 and is also a director of the Company. He is also a director of Sun National Bank ("Sun") and Sun National Bank, Delaware ("Sun Delaware"), wholly owned subsidiaries of the Company. Mr. Bracken also serves as the President and Chief Executive Officer of Sun and Vice Chairman of the Board of Sun Delaware. Prior to joining the Company, Mr. Bracken was the Executive Director of the Public Sector Group of First Union National Bank. He has over 30 years of banking experience in New Jersey and extensive involvement in civic and non-profit organizations. Mr. Bracken began his banking career in 1969 at New Jersey National Bank. In 1993, he became President and CEO of New Jersey National Bank. When New Jersey National Bank merged with CoreStates Bank, N.A., Mr. Bracken was named President of the New Jersey Market. In 1998, CoreStates merged with First Union National Bank and Mr. Bracken became Executive Vice President and head of Commercial and Government Banking for New Jersey, New York, and Connecticut until his appointment in May 2000 to head the Public Sector Group.

         Bernard A. Brown has been the Chairman of the Board of Directors of the Company since its inception in January 1985. Mr. Brown is also the Chairman of the Board of Directors of Sun and Sun Delaware. Mr. Brown is also the Chairman of the Board of Directors and President of NFI Industries, Inc., a trucking conglomerate headquartered in Vineland, New Jersey.

         Ike Brown has been a director of the Company since March 1998. He is also a director of Sun Delaware. Mr. Brown is Vice Chairman and director of NFI Industries, Inc. and is also one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United

States and which primarily engages in investment in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Jeffrey S. Brown has been a director of the Company since April 1999. He is an officer and director of NFI Industries, Inc. and is also one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States and which primarily engages in investment in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Sidney R. Brown has been the Treasurer and a director of the Company since April 1990. In March 1997, Mr. Brown became secretary of the Company, and in March 1998 he became the Vice Chairman of the Board of Directors of the Company. Mr. Brown is also a director of Sun Delaware. Mr. Brown is the chief executive officer of NFI Industries, Inc., and one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States and which primarily engages in investment in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

         Peter Galetto, Jr. has been a director of the Company since April 1990. Mr. Galetto also served as the Secretary of the Company from April 1990 to March 1997. He is also a director of Sun Delaware. Mr. Galetto is the President/Sales for Stanker & Galetto, Inc., an industrial and building contractor located in Vineland, New Jersey. He is the Secretary/Treasurer of Tri Mark Building Contractors, Inc. Mr. Galetto is also an officer and director of several other corporations and organizations.

         Anne E. Koons has been a director of the Company since April 1990. Ms. Koons is a real estate agent with Prudential Fox & Roach. Ms. Koons a member of the Cooper Medical Center's Foundation Board. She is also a director of Sun Delaware.

         Alfonse M. Mattia has been nominated to serve as a director of the Company. Mr. Mattia is a Certified Public Accountant and a founding partner of Amper, Politziner & Mattia, a regional accounting and consulting firm. He served as Co-Chairman of the Rutgers University Family Business Forum and is a member of "The Group of 100," a national group formed by the American Institute of Certified Public Accountants to protect the public interest and position the accounting profession for the future. Mr. Mattia is also a member of the AICPA, the New Jersey Society of CPA's and the Harvard Business School Club of New York.

         John D. Wallace has been nominated to serve as a director of the Company. Mr. Wallace retired in 1993 as the Chairman and CEO of CoreStates New Jersey National Bank. He is a member of the Board and Treasurer of The McCarter Theater of Princeton University, is Vice Chairman of the Board of the Princeton Area Community Foundation, is a Trustee of the Medical Center at Princeton
Foundation and serves on the Board of Princeton Day School and Trinity Counseling Service. He is also a member of the First Union Regional Foundation Board and is a Director Emeritus of the Greater Mercer County Chamber of Commerce.

         Dan A. Chila joined the Company in April 2000 as the Executive Vice President and Chief Financial Officer. He is also an executive officer of Sun and Sun Delaware. Prior to joining the

Company, Mr. Chila was Senior Vice President and Chief Financial Officer of Peoples Bancorp, Lawrenceville, New Jersey. Prior to that, Mr. Chila was Senior Vice President for CoreStates Financial Corporation. He has over 25 years of banking experience and is a Certified Public Accountant.

         James S. Killough joined the Company in February 1997 and serves as Executive Vice President of Operations. He is also an Executive Vice President of Sun and Sun Delaware. Prior to joining the Company, Mr. Killough was president and chief professional officer for the United Way of Camden County, New Jersey for two years. Prior to that, Mr. Killough was executive vice president for Central Jersey Bank and Trust and Midlantic National Bank/South.

         Edward F. Madden, age 53, currently serves as Executive Vice President of Credit Administration. He is also an Executive Vice President of Sun. Mr. Madden joined Sun in January 1995 served as an officer until September 2000. He left Sun for several months during 2000 and was employed as Senior Vice President of United Bank of Philadelphia during that time. He rejoined Sun and became an officer of the Company in January 2001.

         John P. Neary, age 59, joined the Company in January 2001 and serves as Executive Vice President of Community Banking. He is also an Executive Vice President of Sun. Prior to joining the Company, Mr. Neary was a principal of the Trilenium Group, a consulting firm, from 1998 to January 2001. Prior to that, he was an Executive Vice President with CoreStates Financial Corp. Mr. Neary serves as Chairman of the Board of the Thomas Edison State College Foundation.

         Bart A. Speziali serves as an Executive Vice President of the Company and has been with Sun since 1992 as an Executive Vice President and Senior Lending Officer. Mr. Speziali has over 25 years of banking experience in southern New Jersey. He serves on the Board of Cumberland Cape Atlantic YMCA and is a past president. Mr. Speziali also serves on the Neighborhood Empowerment Council on Housing for the City of Vineland and is active as co-chairman of Cumberland County for the Ronald McDonald House of Southern New Jersey.

         Additional Executive Officers. Set forth below is biographical information of certain executive officers of Sun Delaware or Sun National Bank, Pennsylvania who are not also executive officers of the Company. All of the executive officers of Sun also serve as executive officers of the Company.

         Douglas J. Cornforth, age 43, joined Sun Delaware in December 2000 and serves as its President and Chief Executive Officer. He is also a director of Sun Delaware. Prior to joining Sun Delaware, Mr. Cornforth was a Vice President with the Wilmington Trust Company from 1992 to December 2000.

         William McDonald, age 58, has been with Sun Delaware since September 1999 as Executive Vice President of Community Banking. Prior to joining Sun Delaware, Mr. McDonald was Vice President/Advisor of the private client group with PNC Bank from 1994 to September 1999.

Meetings and Committees of the Board of Directors

         The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2000, the Board of Directors held seven regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of committees on which such director served during the year ended December 31, 2000.

         The Nominating Committee consists of the entire Board of Directors of the Company. The Nominating Committee met once during the year ended December 31, 2000. The Nominating Committee is not required to consider nominees recommended by shareholders.

         The Personnel Committee consists of Directors Koons and Sidney Brown. The Personnel Committee met once during the year ended December 31, 2000.

         The Audit Committee currently consists of Directors Galetto and Koons. Mr. Galetto has been determined not to be independent in accordance with the requirements of the Nasdaq Stock Market due to a business relationship between Sun and an entity of which he is an officer and part owner. The Board felt, nonetheless, that Director Galetto would be an effective member of the committee and that his appointment to the committee was in the best interests of the Company and its shareholders. The Board intends to appoint Alfonse M. Mattia and John D. Wallace to the committee if they are elected as directors at the Meeting.

         The Audit Committee is responsible for recommending the appointment of the Company's independent auditor and meeting with such auditor with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met five times during the year ended December 31, 2000. The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees billed by Deloitte and Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $107,500.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

         All Other Fees. The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2000 were $36,300.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Report of the Audit Committee

         For the fiscal year ended December 31, 2000, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Deloitte, all matters required to be discussed under Statement on Auditing Standards No. 61, and

(iii) received from Deloitte disclosures regarding Deloitte's independence as required by Independence Standards Board Standard No. 1 and discussed with Deloitte its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         Audit Committee:           Peter Galetto, Jr.
                                    Anne E. Koons

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Each member of the Board of Directors, except for the Chairman and employee directors, received a fee of $300 for each board meeting and $100 for each committee meeting attended for the year ended December 31, 2000. Directors who are executive officers do not receive any fees for their services as directors. For the year ended December 31, 2000, directors fees totaled $37,000, all of which was paid in shares of Common Stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth compensation awarded to the Chief Executive Officer and the four highest compensated executive officers of the Company for the year ended December 31, 2000.

                                                                              Long Term
                                                                            Compensation
                                                  Annual Compensation          Awards
                                                  -------------------       -------------
                                                                             Securities
              Name and                                                       Underlying           All Other
         Principal Position            Year       Salary            Bonus   Options(#)(1)       Compensation
         ------------------            ----       ------            -----   -------------      -------------
Philip W. Koebig, III (2)              2000         $315,000     $     --            --           $13,670 (3)
President and Chief Executive          1999          315,000      110,000        52,556            12,591
Officer                                1998          257,692       60,000         5,557            13,286

Bernard A. Brown                       2000          245,125           --            --                --
Chairman                               1999          162,500       55,000       296,915                --
                                       1998          129,106       30,000       278,403                --

Dan A. Chila (4)                       2000          106,731           --        10,250                --
Executive Vice President and CFO

James S. Killough                      2000          165,000        7,000         5,625                --
Executive Vice President               1999          155,000       31,500         2,756                --
                                       1998          144,808       15,000            --                --

Bart A. Speziali                       2000          145,000        7,000         7,625                --
Executive Vice President of Sun        1999          134,000       24,000         2,756                --
                                       1998          124,165       15,000            --                --



Robert F. Mack (5)                     2000          150,577           --            --                --
Executive Vice President               1999          129,038       23,625         2,756                --
                                       1998          108,365       15,000            --                --

------------------------
(1)  Prior awards adjusted for stock dividends.
(2) Mr. Koebig is no longer serving as an officer of the Company or any subsidiary.
(3) For Mr. Koebig, all other compensation constitutes life and disability insurance premiums of $9,230 and country club dues of $4,440 for 2000.
(4)  Mr. Chila joined the Company in April 2000.
(5) Mr. Mack is no longer serving as an officer or employee of the Company or any subsidiary.

         Stock Option Plans. The Company has adopted the 1985 Stock Option Plan, the 1995 Stock Option Plan and the 1997 Stock Option Plan (the "Option Plans"). Officers, directors and employees are eligible to receive, at no cost to them, options under the Option Plans. Options granted under the Option Plans may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or options that do not so qualify. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. Option shares may be paid in cash, shares of the common stock, or a combination of both. Incentive options are exercisable for a period of ten years. Non-qualified stock options are exercisable for a period of ten years and ten days.

         The following tables set forth additional information concerning options granted under the Option Plans.


                                      Option Grants in Last Fiscal Year
                                      ---------------------------------
                                                                                          Potential Realizable Value at
                                                                                             Assumed Annual Rates of
                                                                                           Stock Price Appreciation for
                                                Individual Grants                                 Option Term
                      ----------------------------------------------------------------    -----------------------------
                                      Percent of Total
                      Number of       Options Granted
                       Options        to Employees in      Exercise Price   Expiration
           Name        Granted          Fiscal Year           ($/Share)        Date         5% ($)           10% ($)
           ----        -------          -----------           ---------        ----         ------           -------
Dan A. Chila            5,250               5.63                6.67          4/10/10       22,022            55,809
                        5,000               5.36                7.50         12/21/10       23,584            59,765

James S. Killough       2,625               2.82                6.67          4/10/10       11,012            27,904
                        3,000               3.22                7.50         12/21/10       14,150            35,859

Bart A. Speziali        2,625               2.82                6.67          4/10/10       11,012            27,904
                        5,000               5.36                7.50         12/21/10       23,584            59,765

      Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
      ---------------------------------------------------------------------------------

                                                                                                          Value of
                                                                    Number of Options                In-the-money Options
                             Shares Acquired          Value       at Fiscal Year-End(#)             at Fiscal Year-End($)
Name                         on Exercise (#)       Realized     Exercisable/Unexercisable       Exercisable/Unexercisable(1)
----                         ---------------       --------     -------------------------       ----------------------------
Philip W. Koebig, III                 --                 --          230,178 / 26,278                  $403,459 / $ --

Bernard A. Brown                  38,180            $36,271        1,138,327 / 148,458               $1,511,373 / $ --

Dan A. Chila                          --                 --               -- / 10,250                      $ -- / $2,389

James S. Killough                     --                 --           33,937 / 7,003                       $ -- / $1,194

Bart A. Speziali                      --                 --           29,560 / 9,003                    $50,772 / $1,194

Robert F. Mack                    22,973            $47,900               -- / --                          $ -- / $ --

-------------
(1) Based upon the difference between the option exercise price and the market price of stock of $7.125 per share as of December 31, 2000.

         Non-Competition and Severance Agreement. The Company has entered into a Non-Competition and Severance Agreement with its former president and chief executive officer, Philip W. Koebig, III. Under the terms of the agreement, Mr. Koebig will receive total compensation of $236,250 during the term of the agreement, which ends November 30, 2001. In exchange, among other things, Mr. Koebig agreed to refrain from certain business activities.

         Change in Control Severance Agreements. During the year ended December 31, 2000, the Company and Sun entered into change in control severance agreements with each of the executive officers named above in the compensation table. The agreements with Bernard Brown, Chairman of Board of Directors of the Company and Sun, are for three-year terms. If Mr. Brown is terminated without just cause within two years following a "change in control" of the Company or Sun, as defined in the agreements, he will be entitled to receive a payment equal to three times his aggregate taxable compensation for the most recently completed calendar year. The agreements may be renewed annually by the Board of Directors of the Company and Sun upon a determination of satisfactory performance within the boards' sole discretion.

         Sun has also entered into a severance agreement with Thomas A. Bracken, the current President and Chief Executive Officer. The agreement with Mr. Bracken provides for a payment equal to three times his aggregate taxable compensation for the most recently completed calendar year if he is terminated without just cause within eighteen months following a change in control. Mr. Bracken's agreement has a term of twenty-four months and may be renewed annually by the Board of Directors of Sun.

         The change in control severance agreements with the other named executive officers are for eighteen month terms. If the officer is terminated without just cause within eighteen months following a change in control, the officer would be entitled to a payment equal to one and a half times the officer's aggregate taxable compensation for the most recently completed calendar year. No payments are due under the agreements if the officer is terminated for cause following a change in control of the Company or Sun.

Personnel Committee Report on Executive Compensation

         The Personnel Committee (the "Committee") has furnished the following report on executive compensation:

         Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's employees, including its Chief Executive Officer ("CEO"), Chairman and other senior management, with the interests of its shareholders. With regard to compensation actions affecting the CEO, the Executive Committee of the Board of Directors, which consists of the members of the Personnel Committee and all of the non-employee members of the Board of Directors, acted as the approving body.

         The executive compensation program of the Company is designed to:

          o    Support  a   pay-for-performance   policy   that   differentiates
               compensation based on corporate and individual performance;

          o Motivate employees to assume increased responsibility and reward them for their achievement;

          o Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

          o Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

         At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically offered to executives in comparable corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee is advised periodically by independent compensation consultants concerning salary competitiveness.

         As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and shareholder value. The mix of annual and long-term compensation was set subjectively. In determining the mix, the Committee balanced rewards for past performance with incentives for future performance, and took into account such factors as overall risk of the pay package and award sizes in prior years.

         Base Salary. Annual base salaries for all executive officers are generally set somewhat below competitive levels so that the Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. Effective January 1, 2000, the Board of Directors, acting on the recommendation of the Committee, increased the base salary paid to executive officers. The increase reflected consideration of competitive data provided by an independent consulting firm, the Committee's and the Board's assessment of the executive officer's performance over the previous year and recognition of the improvement in performance by the Company during 1999 as compared with the Company's goals included in its business plan.

         Long-Term Incentive Compensation. The long-term incentive compensation consists of stock option awards. The Committee believes that issuing stock options to executives benefits the Company's shareholders by encouraging and enabling executives to own stock of the Company, thus aligning executive pay with shareholder interests.

         2000 Compensation for the CEO. Mr. Koebig served as President and Chief Executive Officer of the Company from January 1999 to February 2001. Mr. Koebig's salary for 2000 of $315,000 reflected the Board's assessment of his performance over the previous year and was based upon his prior years of service to the Bank and the Company.

         Compensation Committee:  Sidney R. Brown
                                  Anne E. Koons


Stock Performance Graph

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Security Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of August 29, 1996 (the date the Common Stock began trading on the Nasdaq Stock Market). The cumulative total returns for the Nasdaq Stock Market index and the Nasdaq Bank index are computed assuming the reinvestment of dividends. In the graph below, the periods compared were August 29, 1996 and the Company's fiscal years ended December 31, 1996, 1997, 1998, 1999 and 2000.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                               [GRAPHIC OMITTED]

=======================================================================================
                            8/29/96  12/31/96  12/31/97  12/31/98  12/31/99   12/31/00
=======================================================================================
CRSP Nasdaq U.S. Index      $100      $113      $138       $195      $361      $217
CRSP Nasdaq Bank Index       100       120       201        200       192       220
Sun Bancorp, Inc.            100        98       160        214       121        91
=======================================================================================

--------------
(1) The cumulative total return for Sun Bancorp, Inc. reflects 5% stock dividends paid in October 1996, June 1997, May 1998, June 1999 and June 2000 and 50% stock dividends paid in September 1997 and March 1998 and has been calculated based on the historical closing prices of $22.50 on August 29, 1996 (the first day of trading on the Nasdaq Stock Market), $21.00 on December 31, 1996, $21.83 on December 31, 1997, $18.50 on
         December 31, 1998, $9.94 on December 31, 1999 and $7.125 on December 31, 2000.

         The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act, shall not be deemed to be incorporated by reference in any such filing.

--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

         The members of the Personnel Committee of the Company's Board of Directors during the year ended December 31, 2000 were Anne E. Koons, Sidney R. Brown and Philip W. Koebig, III. Each was also a member of the Board of Directors of the Company during 2000. Mr. Koebig was also a director and officer of Sun and did not participate in matters involving his personal compensation. No member of the Committee is, or was during 2000, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2000, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Certain Relationships and Related Transactions

         Bernard A. Brown, the Chairman of the Board of Directors of the Company, Sun and Sun Delaware, is an owner of Vineland Construction Company, 226 Landis Avenue Associates, LLC and Racetrack Supermarket LLC (the "Related Companies"). The Company and Sun lease office space from the Related Companies. The Company believes that the transactions with the Related Companies are on terms substantially the same, or at least as favorable to Sun, as those that would be provided by a non-affiliate. The Company paid $881,529 to the Related Companies during the year ended December 31, 2000. Sun is also party to two lease agreements for office buildings with two partnerships comprised of directors and shareholders of the Company and Sun. The Company believes that the leases are on terms substantially the same, or at least as favorable to Sun, as those that would be provided by a non-affiliate. The Company paid $120,267 in annual rent under these lease agreements during the year ended December 31, 2000.

         Peter Galetto, Jr., a director of the Company, is an officer and part owner of Tri Mark Building Contractors, Inc., to which Sun paid $224,533 during the year ended December 31, 2000 for construction services. The Company believes that the transactions with Tri Mark are on terms substantially the same, or at least as favorable to Sun, as those that would be provided by a non-affiliate.

         Sun and Sun Delaware have a policy of offering various types of loans to officers, directors and employees of the Bank and of the Company. These loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by Sun and Sun Delaware with its other unaffiliated customers and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All of these loans were current at December 31, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Commission and the Nasdaq National Market, and to provide copies of those reports to the Company.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2000.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                               INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         A representative of Deloitte & Touche LLP, the Company's independent auditor, is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting if he or she desires to do so, and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
                      SHAREHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than December 18, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Commission under the Exchange Act.

         Under the Company's bylaws, shareholder proposals that are not included in the Company's proxy materials for next year's annual meeting of shareholders, will only be considered at the annual meeting if the stockholder submits notice of the proposal to the Company at the above address by March 18, 2002. In addition, shareholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at next year's meeting.

         The Company's bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of shareholders. A copy of such provisions is available upon request to: Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360,
Attention: Corporate Secretary.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WILL BE FURNISHED WITHOUT CHARGE (WITHOUT EXHIBITS) TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 226 LANDIS AVENUE, VINELAND, NEW JERSEY 08360.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Sidney R. Brown
                                              ----------------------------------
                                              Sidney R. Brown
                                              Secretary





Vineland, New Jersey
April 17, 2001

                                                                        APPENDIX

                                SUN BANCORP, INC.
                                SUN NATIONAL BANK
                           SUN NATIONAL BANK, DELAWARE

                             Audit Committee Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of sun Bancorp, Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

ROLE AND INDEPENDENCE:  ORGANIZATION

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the Nasdaq Stock Exchange. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

The Committee shall meet at least four times a year or more frequently as the Committee considers necessary. At least once each year, the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

RESPONSIBILITIES

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

o Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

o Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

o Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

o Issuing annually a report to be included in the Company's proxy statements as required by the rules of the Securities and Exchange Commission.

o Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

o Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

o Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

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                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 17, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at the Wingate Inn, 2196 West Landis Avenue, Vineland, New Jersey, on May 17, 2001, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                              FOR      WITHHELD
                                                             -----     --------

1.        The election as directors of the nominees
          listed below (except as marked to the               |_|         |_|
          contrary below):

          Thomas A. Bracken
          Bernard A. Brown
          Ike Brown
          Jeffrey S. Brown
          Sidney R. Brown
          Peter Galetto, Jr.
          Anne E. Koons
          Alfonse M. Mattia
          John D. Wallace

          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)

          -----------------------------------------------------

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the above listed nominees.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 17, 2001, and the 2000 Annual Report.



Dated:                              , 2001
       -----------------------------


---------------------------------              ---------------------------------
PRINT NAME OF SHAREHOLDER                      PRINT NAME OF SHAREHOLDER


---------------------------------              ---------------------------------
SIGNATURE OF SHAREHOLDER                       SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------